SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) March 23, 2001
                                                          --------------

                          GIGA INFORMATION GROUP, INC.
              Exact name of registrant as specified in its charter




   Delaware                      File No. 0-21529                  06-1422860
 ------------                    ----------------                  ----------
(State or other                    (Commission                  (I.R.S Employer
jurisdiction or                        File                          Number)
Identification                        Number)
 organization)



139 Main Street
Cambridge, MA                                                    02142
----------------------------------------                       ----------
(Address of principal executive offices)                       (Zip Code)




Registrant's telephone number, including area code:  (617) 949-4900
                                                     --------------




          (former name or former address, if changed since last report)



47954.0001

Item 5.  Other Events
         ------------

  On March 23, 2001, Giga Information Group, Inc. (the "Company") announced that the listing of its common stock would be transferred to the OTC Bulletin Board from the Nasdaq SmallCap Market as of the opening of business on March 23, 2001.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         ------------------------------------------------------------------

                  (a)      Exhibit:

                           (99) Press Release, dated March 23, 2001












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
                                    SIGNATURE

                     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        GIGA INFORMATION GROUP, INC.

                                        By: /s/ Daniel M. Clarke
                                            ----------------------------------
                                            Daniel M. Clarke
                                            Senior Vice President and
                                            Chief Financial Officer

Date: March 26, 2001













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
                          GIGA INFORMATION GROUP, INC.

                                    FORM 8-K

                                 CURRENT REPORT


                                  EXHIBIT INDEX
                                  -------------

Exhibit No.                               Description
----------                                -----------

  (99)                        Press Release, dated March 23, 2001


















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